Exhibit 99.18

                                  "Schedule A"


Gioco Responsabile/Responsible Gaming

Tutti i giochi proposti sul nostro sito sono progettati secondo le leggi ei regolamenti di AAMS relativi al gioco telematico sicuro. / All games offered on our site are designed and offered according to the laws and regulations of AAMS relating to safe electronic gaming.

Il gioco e un'esperienza divertente e positiva che mira all'intrattenimento. / Gaming aims to be fun and positive entertainment. Per la maggior parte dei giocatori non costituisce alcun rischio. / Generally, gaming does not constitute any risk for the majority of players. Siamo comunque consapevoli che, per qualcuno tra milioni di utenti attivi online, il gioco puo, nel caso estremo, diventare una dipendenza. / However, we are aware, that among the millions of active users online, playing can, in extreme cases, become an addiction.

E' importante, dunque, che i giocatori assumano abitudini di gioco corrette. / It is important then, that players develop reasonable playing habits. Vogliamo essere promotori di un gioco legale e responsabile seguendo una politica che mira ad offrire divertimento ed intrattenimento senza eccessi. / We strive to be promoters of legal and responsible gaming and to follow a policy that aims to provide fun and entertainment without excesses.


Consigli per far si che il gioco resti un piacere / Tips to ensure that gaming remains enjoyable

Un giocatore responsabile cerca di tenere sempre il gioco sotto controllo. / A responsible player should endeavour to keep their gaming habits under control. Qui ti proponiamo alcuni suggerimenti affinche il tuo gioco sia consapevole e responsabile: / Here are some tips and suggestions to ensure your game is played in a conscious and responsible manner:

     * Il gioco deve essere un divertimento, non e un modo per guadagnare soldi. / Gaming should be fun, not a way to earn money.

    * Poniti dei limiti di gioco e cerca di non superarli per nessuna ragione. / Set your Gaming limits and do not overcome them for any reason.

    * Impegna solo la quantita di denaro che hai stabilito prima di cominciare a giocare. / Commit only the amount of money you set before you start playing.

    * Fai delle pause durante il gioco, perche la voglia di vincere puo illuderti di prevedere l ' andamento del gioco. / Take breaks during the game, because it is the will-to-win can induce you to believe that you can predict the 'trend-of-the-game'.

    * Termina il tuo gioco quando finisce il limite di tempo che hai fissato inizialmente. / End your game when the time limit that you set initially terminates and do not play any further.

    * Non giocare denaro che non puoi permetterti di perdere! / Do not play money you can not afford to lose!




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    * Quando decidi di smettere di giocare, o di giocare meno, impegnati a mantenere questa intenzione. / When you decide to stop playing, or play less, commit to this decision.

    * Quando perdi non continuare a giocare per riparare. / If you lose your Gaming limit do not continue playing in an attempt to recuperate your wager. Continuare a giocare per vincere eventuali soldi persi, implica il rischio di perderne ancora. / Playing only for the purpose of recuperating your wager will likely lead to additional loses beyond your limit and problem gambling.

    * Le tattiche sono inutili, non puoi prevedere i risultati. / You can not predict the results of random Games.

    * Ricordati che il gioco non puo mai rappresentare una soluzione ai tuoi eventuali problemi o alle tue preoccupazioni. / Remember that Gaming can never be a solution to your problems or your worries.

    * Non chiedere mai soldi in prestito per giocare. / Never ask to borrow money to play.

    * Non mentire ai tuoi familiari e amici sulle somme che hai perso o sul tempo che dedichi al gioco. / Do not lie to your family and friends on the amounts you've lost or the time you spend in the game.

    * Se pensi che stai giocando spesso e stai spendendo troppo, chiedi aiuto. / If you think you are playing too often or spending too much, ask for help.

    * Non giocare quando ti senti depresso, solo, annoiato, teso o ansioso. / Do not play when you are feeling depressed, lonely, bored, anxious or tense.


Tutela dei Minorenni / Protection of Minors

Sai che e vietata la partecipazione ai giochi con vincita in denaro da parte dei minori di 18 anni? / Participation in Gaming with cash prizes is forbidden for players under the age of 18.

Per garantire la tutela dei minorenni, il nostro sito accetta l'iscrizione al gioco solo da parte di persone che hanno compiuto il 18esimo anno di eta. / To ensure the protection of minors, our website accepts the registration to the game only by persons with proper identification over the age of 18. Eseguiamo opportuni controlli sulla coerenza dei dati personali indicati in fase di registrazione anche attraverso la verifica della copia del documento di identita e della firma sul contratto. / We carry out appropriate checks on the consistency of personal details being recorded through a physical verification of their identity card and the signature on the contract.

E' altresi importante poter contare sulla collaborazione degli adulti che sono a contatto con minori./ It is also important to be able to count on the collaboration of the adults who are in direct contact with minors. A loro suggeriamo alcuni atteggiamenti precauzionali: / We suggest specific precautions such as:

    * salvaguardare la riservatezza dei dati d'accesso (nome utente e password) al proprio Conto Gioco; / safeguard the confidentiality of the access data (username and password) to your Gaming Account;


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    * evitare di lasciare il computer incustodito quando e collegato sul nostro sito; / do not leave your computer unattended when it is connected to our website;

    * non utilizzare opzioni di salvataggio automatico delle passwords che potrebbero consentire il collegamento immediato e non verificato al nostro sito; / do not use options which automatically save passwords that could allow unauthorized connection to our website;

    * creare dei profili ad hoc per l'utilizzo del computer da parte dei minori, eventualmente integrando un software di protezione che permetta di bloccare l'accesso a determinati siti; / create profiles on your computer specifically for use by children, possibly by integrating security software that allows to block access to certain sites;

    * evitare di divulgare ai minori gli estremi di carte di credito, conti correnti bancari o altri metodi di pagamento; / avoid disclosing credit cards, bank accounts or other payment methods;

    * contatta info@newgioco.it se sei a conoscenza di minori che giocano sul nostro sito utilizzando dati personali altrui. / contact info@newgioco.it if you are familiar with a child playing on our site using the personal data of others.


Imposta i tuoi limiti / Set your limits

Divertiti con i nostri giochi ma tieni il controllo della situazione. / Have fun with our games while maintaining effective control on the use and enjoyment of Gaming. Ecco alcune funzioni che ti consentono di prevenire sin dall'inizio comportamenti di gioco compulsivo. / Here are some tips and functions that assist in the prevention of compulsive gambling.


    Autolimitazione dal gioco / Self-restraint from the game

    Nel momento in cui effettui la registrazione del tuo Conto Gioco, ti viene chiesto di impostare il limite massimo sull'importo che puoi depositare settimanalmente. / When you establish your Gaming Account, you are asked to set the maximum limit on the amount you can deposit weekly. La settimana e calcolata dal lunedi alla domenica. / The week is calculated from Monday to Sunday.

    Puoi modificare la tua autolimitazione sul deposito in qualunque momento: se incrementi la tua autolimitazione sul deposito, questa entrera in vigore il primo lunedi dopo sette giorni dalla data di modifica; se decidi di abbassarla, l'operazione ha effetto immediato ei parametri vengono calcolati a partire dal lunedi precedente. / You can change your self-imposed limit on the deposit at any time: if you increase your self-imposed limit on the deposit, your new limit will be effective on the first Monday seven days after the change; if you decide to lower it, the operation takes effect immediately, and parameters are calculated from the previous Monday.

    Per impostare il limite sul deposito entra nella sezione specifica del "Pannello di Controllo" del tuo Conto Gioco cliccando qui / To set the deposit limit, enter the "Control Panel" section of your Game Account here




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    Autoesclusione del Conto Gioco / Self-exclusion or Suspension of your
    Gaming Account

    Se temi di aver perso il controllo del gioco, ti ricordiamo che ci puoi contattare e chiedere la sospensione temporanea del tuo Conto Gioco., Puoi chiedere di inibire il tuo accesso al nostro sito specificando l'arco temporale durante il quale non potrai collegarti per versare denaro (limiti di deposito) e giocare, precisando se l'autoesclusione deve essere a tempo determinato oppure a tempo indeterminato. / If you fear that you have lost control of your Gaming habits, please remember that you can contact us directly and request the temporary or permanent suspension of your Gaming Account.

    Clicca qui per accedere ai dettagli del tuo account ed impostare la tua autoesclusione. / Click here to access your Gaming account details and set your self-imposed limits or exclusion from the website.

    Nel caso in cui tu abbia espresso la volonta di sospendere il tuo conto gioco a tempo indeterminato, puoi chiedere la revoca della sospensione telefonando al concessionario. / If you have expressed a willingness to suspend your Gaming account indefinitely, you may ask to lift the suspension by calling our office directly. L'operatore ti fara una domanda tra quelle che fanno parte del tuo profilo e se la tua risposta e corretta, puoi chiedere la revoca della sospensione. / Our office will provide a questionnaire to verify your profile and suitability to determine if lifting the permanent suspension is suitable. Si precisa che la revoca dell'ordine di autoesclusione non avverra prima che siano trascorsi sei mesi dal momento dell'ordine stesso. / Revocation of the self-imposed permanent suspension will take place no sooner than six months after the order is put into effect.


    "Hai bisogno di aiuto?" / "Do you need help?"

    Se il gioco occupa troppo spazio nella tua vita, non rimanere solo con questo problema, ma parlane alla tua famiglia o ai tuoi amici che possono aiutarti. / If Gaming is consuming our daily routine and adversely affecting your quality of life, do not withhold this problem, but rather you should talk to your family or your friends about it as they may be able to assist you in getting help from professional resources.

    La dipendenza dal gioco e una patologia riconosciuta dell'OMS
    ('Organizzazione mondiale della salute) nonche classificata all'interno dei "Disturbi del controllo degli impulsi". / Gambling addiction is a disease recognized by the World Health Organization and classified either as "disorders of impulse control."


    Alcuni dei principali sintomi ritenuti indicativi di una situazione di gioco patologico sono: / Some of the main symptoms considered indicative of a situation of pathological gambling are:

        * senso di onnipotenza, / sense of invincibility,

        * presunzione, / presumption,

        * nervosismo, / nervousness,

        * irritabilita, / irritability,


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        * ansia, / anxiety,

        * alterazione dell'umore e dell'autostima, / disturbance in mood and self-esteem,

        * distorsione dalla realta, / distortion from reality,

        * danni morali ed economici / moral and economic damages,

        * difficile o totale incapacita nel gestire il denaro, / difficult or total inability to manage money,

        * isolamento sociale. / Social isolation.

    Se riscontri in te una o piu di questi comportamenti e/o situazioni, potresti essere sottoposto a seri problemi correlati alla dipendenza dal gioco. / If you find that you are experiencing one or more of these behaviors and / or situations, you may be experiencing serious problems related to gambling addiction. In quel caso ti suggeriamo di rivolgerti anche a delle strutture professionali dedicate a dare supporto in caso di problemi derivati dal gioco patologico. / In that case we suggest you contact dedicated professional help to provide support for problems arising from compulsive gambling.

    Un punto di partenza e il servizio offerto dal sito GiocaResponsabile.it (nel caso in cui il link non sia disponibile clicca qui). / A starting point is the service offered by the site GiocaResponsabile.it (if the link is not available, click here ). GiocaResponsabile.it e un servizio totalmente gratuito e gestito da professionisti che, nel rispetto dell'anonimato, forniscono consulenza e orientamento alle persone che hanno problemi psicologici, relazionali o legali dovuti agli eccessi di gioco e ai loro famigliari e amici. / GiocaResponsabile.it is a free anonymous service and run by professionals that provide advice and guidance to people who have psychological problems, relational or legal due to the excesses of the game and their families and friends.

    Al team di psicologi che gestisce il primo contatto e affiancato uno staff di consulenti per trattare gli aspetti specifici: psichiatra, psicoterapeuta, avvocato. / The team of psychologists that handles the initial contact is supported by a team of consultants that handle specific aspects: psychiatry, psychotherapy and counseling.

    Oltre alla chat (operativa tutti i giorni dalle ore 10 alle ore 22) e alla richiesta di informazioni attivabile on line 24 ore al giorno, il servizio dispone del numero verde gratuito 800 921 121 (da telefono fisso e cellulare), operativo tutti i giorni dalle ore 10 alle ore 22. Nelle restanti ore della giornata e attiva la segreteria telefonica. / The system is available toll free at 800 921 121 (from landline and mobile) 24 hours per day with live-chat service or live response from 10 to 22:00 hours. An answering device is provided when personnel are not available.


Gioco Sicuro / Fair Play

Vogliamo offrirti un ambiente di gioco online sicuro e affidabile dove puoi divertirti in massima tranquillita. / We strive to provide a safe and reliable online Gaming environment where you can enjoy in peace of mind and remain entertained.



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Prodotti certificati / Certified products

Le nostre piattaforme di gioco e gli RNG (generatori di numeri casuali) sono stati certificati da enti leader a livello mondiale per garantirne l'assoluta imparzialita. / Our gaming platforms and the RNG (random number generators) have been certified by leading organizations worldwide to ensure complete fairness and impartiality.


Sicurezza del conto gioco / Gaming Account Security

Utilizza i seguenti strumenti per verificare che non siano stati effettuati accessi, a tua insaputa, al tuo Conto Gioco: / Tools and safe guards are provided to verify if unauthorized access to Gaming account was made without your knowledge as follows:

    * puoi verificare accanto al tuo username la data dell'ultimo login; se questa non dovesse corrispondere all'ultima data in cui tu hai effettuato il login, probabilmente c'e stato un accesso illecito al tuo conto gioco e ti consigliamo di rivolgerti al concessionario; / A Log is provided on your account to check when the last login was entered; if this does not correspond to the last date on which you've logged on, there was probably an illegal access to your gaming account and we recommend contacting your dealer or our office;

    * nella pagina dell'estratto conto puoi verificare gli accessi in un determinato arco temporale; / your Gaming account maintains the account balance record for any specified period of time;

    * puoi controllare che nella tua casella di posta non ci siano richieste di reset o notifiche di cambio password. / you can check in your e-mailbox, for reset requests or notifications of password changes.


Controlli antiriciclaggio, anticollusione e antifrode / Anti-money laundering, anti-fraud and anti-collusion

Tutte le azioni di gioco vengono controllate tramite un'attenta analisi delle singole mani per evitare fenomeni di collusione a discapito di altri giocatori e di riciclaggio di denaro. / All Gaming account transactions are controlled through a continuous live monitoring to prevent collusion to the detriment of other players and money laundering.


Termini e condizioni / Terms and conditions

In qualunque momento puoi prendere visione di termini e condizioni cliccando qui .. / You can read and review the terms and conditions at any time by clicking here .


Reclami / Complaints

Qualora tu abbia dei reclami da fare, ti preghiamo di accedere alla sezione Helpdesk Inoltre, per notificare eventuali e specifici reclami ad AAMS , puoi seguire la procedura indicata nella Carta dei Servizi , (allegato "Modulo segnalazioni reclami e suggerimenti"). / If you have any complaints about our Gaming products or services, please go to the section Helpdesk also to notify any specific complaints and to AAMS, you can follow the steps in the Service Charter , (attached "Form reports complaints and suggestions").

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Prova i nostri giochi / Play-for-fun

Prima di giocare a soldi veri, prova i nostri giochi nella modalita gratuita "Play For Fun" e divertiti a capire come si gioca. / Before playing for real money, try our games in Free Mode "Play For Fun" to learn and understand how to play. Leggi attentamente i regolamenti dei giochi che sono pubblicati nelle varie sezioni dedicate e informati su costi, vincite, funzionamento e cosa succede in caso di disconnessione: in tal modo i nostri giochi per te non avranno segreti! / Carefully read and know the rules of the games that are published in various sections and inform yourself about wagers, odds, winnings, operation and what happens in the event of disconnection: our mission is to provide complete transparency for our Gaming customers!

Per consultare regole e probabilita di vincita dei nostri giochi, visita i seguenti link: / To review the rules and odds of our games, visit the following links:

Poker: Per visualizzare le regole del gioco, clicca qui , per verificare l'ammontare rapportato alla raccolta assegnato in vincite ai giocatori clicca qui / Poker: To view the game rules, click here to check the amount related our earnings related to player winnings click here

Card Games: Per visualizzare le regole del gioco, clicca qui , per verificare l'ammontare rapportato alla raccolta assegnato in vincite ai giocatori clicca qui / Card Games: To view the game rules, click here to check the amount related our earnings related to player winnings click here

Bingo: Per visualizzare le regole del gioco, clicca qui , per verificare l'ammontare rapportato alla raccolta assegnato in vincite ai giocatori clicca qui / Bingo: To view the game rules, click here to check the amount related our earnings related to player winnings click here

Casino: Per visualizzare le regole del gioco, clicca qui , per verificare l'ammontare rapportato alla raccolta assegnato in vincite ai giocatori clicca qui / Casino: To view the game rules, click here to check the amount related our earnings related to player winnings click here

Scommesse virtuali: Per visualizzare le regole del gioco, clicca qui , per verificare l'ammontare rapportato alla raccolta assegnato in vincite ai giocatori clicca qui / Virtual betting: To view the game rules, click here to check the amount related our earnings related to player winnings click here